LEGG MASON PARTNERS INSTITUTIONAL TRUST

WESTERN ASSET INSTITUTIONAL CASH RESERVES

SUPPLEMENT DATED MAY 9, 2017

TO THE SUMMARY PROSPECTUS, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 28, 2016

The Board of Trustees, on behalf of Western Asset Institutional Cash Reserves (the “Target Fund”), has approved a reorganization pursuant to which the Target Fund’s assets would be acquired, and its liabilities would be assumed, by Western Asset Institutional Liquid Reserves (the “Acquiring Fund”), a series of the Trust, in exchange for shares of the Acquiring Fund. The Target Fund and the Acquiring Fund have the same investment objectives, strategies and policies, and the same investment manager and subadviser. Each fund invests as a feeder fund through Liquid Reserves Portfolio, an underlying mutual fund having the same investment objectives and strategies under a master/feeder structure. After the reorganization, the Target Fund would be liquidated, and shares of the Acquiring Fund would be distributed to fund shareholders.

Under the reorganization, Target Fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Target Fund. It is anticipated that no gain or loss for federal income tax purposes would be recognized by Target Fund shareholders as a result of the reorganization.

The reorganization is currently expected to be effected in August 2017. Prior to the reorganization, shareholders may continue to purchase, redeem and exchange shares subject to the limitations described in the Target Fund’s Prospectus.

Target Fund shareholders are not required to vote with respect to the reorganization, but the reorganization is subject to the satisfaction of certain conditions. Target Fund shareholders will be sent an Information Statement containing important information about the Acquiring Fund, outlining the differences between the Target Fund and the Acquiring Fund and about the terms and conditions of the reorganization.

WASX363359